WaMu Capital Corp.
WMALT 055 15yr Jumbo
15 Year Jumbo Alt A
30 records
Balance: 15,918,256

Selection Criteria: 15 Year Jumbo Alt A
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 30
Total Balance: 15,918,256.40
Weighted Average Note Rate: 5.641
Non-Zero Weighted Average Original LTV: 67.06
Calif %: 53.30
Non-Zero Weighted Average FICO: 725
Stated Original WAM: 180
Stated Current WAM: 178.11

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
5.250	5.000	3	1,469,651.23
5.375	5.125	3	2,049,731.55
5.500	5.250	6	3,405,734.55
5.625	5.375	5	3,022,958.64
5.750	5.500	6	2,696,527.07
5.875	5.625	4	1,710,429.14
6.125	5.875	1	484,783.38
6.250	6.000	1	581,440.84
6.375	6.125	1	497,000.00
Total:	5.391	30	15,918,256.40

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
5.001 - 5.250	3	1,469,651.23	9.23	5.250	180	744	70	489,883.74
5.251 - 5.500	9	5,455,466.10	34.27	5.453	180	731	65	606,162.90
5.501 - 5.750	11	5,719,485.71	35.93	5.684	180	722	66	519,953.25
5.751 - 6.000	4	1,710,429.14	10.75	5.875	180	710	64	427,607.29
6.001 - 6.250	2	1,066,224.22	6.70	6.193	180	699	75	533,112.11
6.251 - 6.500	1	497,000.00	3.12	6.375	180	749	80	497,000.00
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
350,000.01 - 400,000.00	6	2,342,000.00	14.67	5.642	180	719	72	390,333.33
400,000.01 - 450,000.00	7	2,956,650.00	18.48	5.570	180	710	74	422,378.57
450,000.01 - 500,000.00	8	3,889,540.00	24.37	5.830	180	741	64	486,192.50
500,000.01 - 550,000.00	1	534,000.00	3.35	5.625	180	761	67	534,000.00
550,000.01 - 600,000.00	2	1,176,000.00	7.23	6.003	180	710	75	588,000.00
600,000.01 - 650,000.00	3	1,922,000.00	12.03	5.375	180	745	71	640,666.67
950,000.01 - 1,000,000.00	2	1,999,999.00	12.54	5.438	180	726	55	999,999.50
1,150,000.01 - 1,200,000.00	1	1,200,000.00	7.32	5.625	180	684	56	1,200,000.00
Total:	30	16,020,189.00	100.00	5.641	180	725	67	534,006.30

Min: 360,000.00
Max: 1,200,000.00
Avg: 534,006.30
Total: 16,020,189.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
350,000.01 - 400,000.00	6	2,335,036.52	14.67	5.642	180	719	72	389,172.75
400,000.01 - 450,000.00	7	2,941,797.27	18.48	5.570	180	710	74	420,256.75
450,000.01 - 500,000.00	8	3,879,258.57	24.37	5.830	180	741	64	484,907.32
500,000.01 - 550,000.00	1	534,000.00	3.35	5.625	180	761	67	534,000.00
550,000.01 - 600,000.00	2	1,151,342.24	7.23	6.003	180	710	75	575,671.12
600,000.01 - 650,000.00	3	1,914,949.85	12.03	5.375	180	745	71	638,316.62
950,000.01 - 1,000,000.00	2	1,996,373.51	12.54	5.438	180	726	55	998,186.76
1,150,000.01 - 1,200,000.00	1	1,165,498.44	7.32	5.625	180	684	56	1,165,498.44
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

Min: 360,000.00
Max: 1,200,000.00
Avg: 534,006.30
Total: 16,020,189.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	6	4,294,561.90	26.98	5.525	180	744	51	715,760.32
60.01 - 70.00	9	4,615,321.62	28.99	5.734	180	707	65	512,813.51
70.01 - 75.00	4	1,963,410.46	12.33	5.582	180	733	74	490,852.62
75.01 - 80.00	11	5,044,962.42	31.69	5.678	180	722	80	458,632.95
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	3	2,070,564.33	13.01	5.661	180	710	56	690,188.11
PUD	5	2,155,745.60	13.54	5.595	180	742	74	431,149.12
Single Family Residence	21	11,110,505.63	69.80	5.614	180	727	68	529,071.70
Two Family	1	581,440.84	3.65	6.250	180	680	70	581,440.84
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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9. State

State	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	16	8,484,132.49	53.30	5.581	180	733	65	530,258.28
NY	3	1,575,210.56	9.90	5.935	180	707	75	525,070.19
VA	2	1,054,147.76	6.62	5.324	180	725	80	527,073.88
FL	1	500,000.00	3.14	5.875	180	802	38	500,000.00
ID	1	1,165,498.44	7.32	5.625	180	684	56	1,165,498.44
IL	1	497,000.00	3.12	6.375	180	749	80	497,000.00
MI	1	534,000.00	3.35	5.625	180	761	67	534,000.00
MN	1	400,000.00	2.51	5.875	180	664	62	400,000.00
NV	1	450,429.14	2.83	5.875	180	686	80	450,429.14
OR	1	396,000.00	2.49	5.250	180	695	78	396,000.00
Other	2	861,838.01	5.41	5.501	180	714	76	430,919.01
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
180	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	5	2,437,514.80	15.31	5.695	180	705	69	487,502.96
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	1	396,000.00	2.49	5.250	180	695	78	396,000.00
Full Doc	3	2,056,299.86	12.92	5.428	180	731	63	685,433.29
No Employment/Income Verification	3	1,997,000.00	12.55	5.812	180	719	60	665,666.67
Verbal Verification of Employment	18	9,031,441.74	56.74	5.654	180	732	69	501,746.76
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
660 - 679	6	2,999,857.05	18.85	5.646	180	664	68	499,976.18
680 - 699	6	3,717,297.86	23.35	5.654	180	685	66	619,549.64
700 - 719	3	1,227,793.89	7.71	5.750	180	710	70	409,264.63
720 - 739	2	946,122.36	5.94	5.820	180	726	77	473,061.18
740 - 759	4	2,210,371.84	13.89	5.745	180	748	70	552,592.96
760 - 779	2	961,634.85	6.04	5.514	180	762	72	480,817.43
780 - 799	5	2,711,178.55	17.03	5.456	180	789	62	542,235.71
800 - 820	2	1,144,000.00	7.19	5.664	180	802	59	572,000.00
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	9	4,985,513.71	31.32	5.653	180	732	69	553,945.97
Refi - Cash Out	13	7,439,071.32	46.73	5.596	180	710	65	572,236.26
Refi - Rate Term	8	3,493,671.37	21.95	5.720	180	746	69	436,708.92
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	3	1,987,500.82	12.49	5.593	180	719	60	662,500.27
Owner Occupied	27	13,930,755.58	87.51	5.648	180	726	68	515,953.91
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	29	14,918,256.40	93.72	5.650	180	729	67	514,422.63
36	1	1,000,000.00	6.28	5.500	180	663	61	1,000,000.00
Total:	30	15,918,256.40	100.00	5.641	180	725	67	530,608.55

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K:\shared\_PSTBKU\WAMU Fixed\June Position 6-14-05\June Position 15-YR Fixed 6-14-05.cas
Jun 15, 2005 17:17